SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12


                         International Game Technology
                         -----------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

|_|    Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount previously paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

                          INTERNATIONAL GAME TECHNOLOGY
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On March 4, 2002



         International Game Technology hereby invites you, as one of our stockholders, to attend our annual meeting of stockholders either in person or by proxy. The meeting will be held at Green Valley Ranch Station Casino, Estancia Ballroom, 2300 Paseo Verde, Henderson, Nevada, on Monday, March 4, 2002, at 1:30 p.m., local time, for the purpose of considering and voting on:

1.     The election of eight directors for the ensuing year.

2. A proposal to approve the International Game Technology 2002 Stock Incentive Plan.

3.     To transact any other business that may properly come before the meeting.

       Only stockholders of record at the close of business on January 4, 2002 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.


                                          By Order of the Board of Directors,



                                          /s/ Sara Beth Brown
                                          ----------------------
                                          Sara Beth Brown
                                          Secretary



Reno, Nevada
January 16, 2002


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE. YOU MAY VOTE OVER THE INTERNET, AS WELL AS BY TELEPHONE OR BY MAILING A TRADITIONAL PROXY CARD. VOTING OVER THE INTERNET, BY PHONE OR BY WRITTEN PROXY WILL ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING IF YOU DO NOT ATTEND IN PERSON. PLEASE REVIEW THE INSTRUCTIONS ON THE PROXY CARD REGARDING EACH OF THESE VOTING OPTIONS.

                                TABLE OF CONTENTS




NOTICE OF ANNUAL MEETING OF STOCKHOLDERS....................................1

QUESTIONS AND ANSWERS ABOUT THE MEETING.....................................3

PROPOSAL 1 - ELECTION OF DIRECTORS..........................................5
  NOMINEES FOR ELECTION OF DIRECTORS........................................6
  BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD............................8
  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............8
  COMPENSATION OF DIRECTORS.................................................8
  RECOMMENDATION OF IGT BOARD OF DIRECTORS..................................9

PROPOSAL 2 - APPROVAL OF THE 2002 STOCK INCENTIVE PLAN......................9
  OPERATION OF THE 2002 PLAN................................................9
  FEDERAL INCOME TAX CONSEQUENCES..........................................13
  SPECIAL BENEFITS.........................................................13
  RECOMMENDATION OF IGT BOARD OF DIRECTORS.................................14

OTHER INFORMATION..........................................................15
  EXECUTIVE OFFICERS AND KEY EMPLOYEES.....................................15
  EQUITY SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERS......18
  EXECUTIVE COMPENSATION...................................................19
  EMPLOYMENT CONTRACTS.....................................................21
  COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.....22
  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.........................22

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION..............22

AUDIT COMMITTEE REPORT.....................................................24
  FEES PAID TO INDEPENDENT ACCOUNTANTS.....................................24

PERFORMANCE GRAPH..........................................................26

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING..........................27

GENERAL....................................................................27

EXHIBIT A - 2002 STOCK INCENTIVE PLAN......................................A-1

MAP TO SITE OF ANNUAL MEETING..............................................M-1

                          INTERNATIONAL GAME TECHNOLOGY
                              9295 Prototype Drive
                             Reno, Nevada 89511-8986
                                 (775) 448-7777

                                   -----------


                                 PROXY STATEMENT

                                   -----------

         The Board of Directors of International Game Technology ("IGT") is soliciting the enclosed proxy for use at our annual meeting of stockholders to be held on Monday, March 4, 2002, at 1:30 p.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Stockholders describe the purposes of the annual meeting. The annual meeting will be held at Green Valley Ranch Station Casino, Estancia Ballroom, 2300 Paseo Verde, Henderson, Nevada. These proxy solicitation materials were mailed on or about January 25, 2002 to all shareholders entitled to vote at the annual meeting.

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

            Q:    What may I vote on?

                  A: (1)   The election of nominees to serve on the Board of
                            Directors; and

                     (2)   The approval of the International Game Technology
                            2002 Stock Incentive Plan.

            Q:    How does the Board recommend I vote on the proposals?

                  A: The Board of Directors recommends a vote FOR each proposal.

            Q:    Who is entitled to vote?

                  A: Stockholders as of the close of business on January 4,
                     2002 are entitled to vote at the annual meeting.

            Q:    How do I vote?

                  A: If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope, vote via the Internet or by telephone following the instructions included below and with your proxy card, or attend and vote at the annual meeting in person. If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

            Q:    Can I vote by telephone or the Internet?

                  A: If you are the record holder of your shares, you may grant a proxy to vote your shares at the annual meeting by telephone, by calling 1-866-593-3362 and following the simple recorded instructions, twenty-four hours a day, seven days a week at any time prior to 11:59 p.m. Eastern

                     Time the day before the annual meeting. Alternatively, you may vote via the Internet at any time prior to 11:59 p.m. Eastern Time the day before the annual meeting, by going to http://proxyvotenow.com/igt and following the instructions to create an electronic ballot. If you vote by telephone or the Internet, you will be required to provide your control number contained on your proxy card. If your shares are held in street name, your proxy card may contain instructions from your broker that allow you to vote your shares using the Internet or by telephone; please consult with your broker if you have any questions regarding the electronic voting of shares held in street name. The granting of proxies electronically is allowed by Subsection 2(b) of Section 78.355 of the Nevada General Corporation Law.

            Q:    Can I revoke my proxy later?

                  A: You have the right to revoke your proxy at any time before the annual meeting by:

                     (1) voting electronically via the Internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time the day before the annual meeting,

                     (2) delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of IGT before the annual meeting, or

                     (3)   attending the annual meeting and voting in person.

                           However, if you have voted electronically or have delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

            Q:    How many shares can vote?

                  A: As of January 4, 2002, 88,801,200 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

            Q:    How is a quorum determined?

                  A: For the purposes of determining a quorum, shares held
                     by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

            Q:    What is required to approve each proposal?

                  A: Once a quorum has been established, the nominees for
                     director who receive a plurality of the shares entitled to vote in their election will be selected as directors.

                     To approve the 2002 Stock Incentive Plan, holders of a majority of the shares represented at the annual meeting, either in person or by proxy, must vote in favor of the proposal.

                     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, we will treat the affected shares as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

            Q:    What happens if I abstain?

                  A: We will count proxies marked "abstain" as shares
                     present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, the shares represented by these proxies will not be treated as affirmative votes. For the proposal to approve the 2002 Stock Incentive Plan, which requires an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

            Q:    How will my shares be voted if I return a blank proxy card?

                  A: If you sign and send in your proxy card and do not
                     indicate how you want to vote, we will count your proxy as a vote FOR the proposals described in this proxy statement. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker's lack of authority to vote, we will be treat the shares as present and count the shares as votes FOR the proposals described in this proxy statement.

            Q:    How will voting on any other business be conducted?

                  A: Although we do not know of any business to be
                     considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxyholders, Charles N. Mathewson, G. Thomas Baker and Sara Beth Brown, to vote on those matters at their discretion.

            Q:    How much stock do IGT's directors and executive officers own?

                  A: As of January 4, 2002, our current directors and
                     executive officers collectively had the power to vote 2,465,365 shares, constituting approximately 2.8% of the outstanding shares. These persons have indicated that they currently intend to vote the shares held by them in favor of each of the director nominees named in this proxy statement and for approval of the 2002 Stock Incentive Plan.

            Q:    Who will bear the costs of this solicitation?

                  A: We will pay the cost of this solicitation of proxies
                     by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The current term of office of all of our directors expires at the 2002 Annual Meeting. The Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies for the election as directors of the eight persons named below as nominees. All of the nominees are at present directors of IGT. If any nominee declines or is unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

Nominees for Election of Directors

         The following sets forth for each nominee for election as a director his name, all positions with IGT held by him and his principal occupation:

Charles N. Mathewson, 73, was appointed to IGT's Board of Directors in 1985 and was named Chairman of the Board in February 1986. In December 1986, Mr. Mathewson was appointed President and Chief Executive Officer and resigned as Chairman of the Board. Mr. Mathewson resumed the position as Chairman of the Board and resigned as President in February 1988, and resigned as Chief Executive Officer in June 1993. In February 1996, he resumed the position of Chief Executive Officer. In December 2000, he resigned as Chief Executive Officer and currently holds the position of Chairman of the Board. He received his Bachelor of Finance degree from the University of Southern California in 1953 and graduated from the University of California Management Program in 1960. He served as Senior Executive Vice President and a Director of Jefferies and Co. from 1968 to 1971, Chairman of the Board of Arden Mayfair, Inc. from 1971 to 1974, and Chairman of the Board of Wagenseller & Durst from 1978 to 1979. From 1980 until February 1986, Mr. Mathewson was a general partner of Management Advisors Associates, a partnership engaged in investment and business consulting. Mr. Mathewson is a member of the Board of Directors of Baron Asset Fund, and a member of the Board of Directors of FelCor Lodging Trust. He is also Chairman of the American Gaming Association.

 G.  Thomas  Baker,  59,  has  served on our Board of  Directors  since
          October 2000. Mr. Baker first joined IGT in September 1988 as its Vice President of Finance and Administration and Chief Financial Officer. In October 1991, Mr. Baker was named Vice President of Finance, Chief Financial Officer and Treasurer of IGT. He was named Executive Vice President, Corporate Finance, Chief Financial Officer and Treasurer in September 1993 and held these positions until August 1995. Mr. Baker was Senior Vice President and Chief Financial Officer of Boomtown Hotels & Casinos from August 1995 to February 1996. Mr. Baker rejoined IGT in March 1996 as its President, Chief Operating Officer and Chief Financial Officer. In May 1998, he resigned as Chief Financial Officer. From August 2000 to March 2001, Mr. Baker served as Chief Financial Officer and Treasurer, in addition to his position as President and Chief Operating Officer. In December 2000, he was appointed Chief Executive Officer. Mr. Baker has a Bachelor of Science degree in Business Administration and Liberal Arts from Upper Iowa University.

 Robert A. Bittman,  47, has served on our Board of Directors since May 2000.
          Mr. Bittman first joined IGT in 1985 as Marketing Research Analyst and was subsequently named Director of Marketing. He was promoted to Vice President of Marketing in 1988 and held this position until December 1995. Mr. Bittman rejoined IGT in March 1996 as Executive Vice President, Product Development. From 1980 to 1985, Mr. Bittman worked for Caesar's Tahoe in all phases of slot management, including two years as Director of Slot Operations. Mr. Bittman majored in Systems Analysis at New York University, and Psychology at Queens College and the University of Nevada, Reno.

Richard  R.  Burt,  54,  has  served on our Board of  Directors  since December
          2001, when Anchor Gaming was acquired by IGT. Mr. Burt was a Director and Vice Chairman of Anchor Gaming from June 1999 until the merger. Since 1994, Mr. Burt has served as Director and Chairman of Powerhouse Technologies, Inc. Mr. Burt is a founder and the Chairman of IEP Advisors, Inc. in Washington D.C. At various times between 1981 and 1994, he was a partner in McKinsey & Co., the Chief Negotiator in the Strategic Arms Reduction Talks (START) with the former Soviet Union, the U.S. Ambassador to the Federal Republic of Germany, the Assistant Secretary of State for European and Canadian Affairs and Director of Politico-Military Affairs. Mr. Burt also serves as the Chairman of the Board of Weirton Steel, Inc. and as a director of Paine Webber Mutual Funds, Hollinger International and Archer Daniels Midland. In addition, he is a member of the Textron Corporation's International Advisory Council and a board member of the National Capitol Area Council, Boy Scouts of America.

Wilbur K. Keating,  70, has served on our Board of Directors since May 1987.
          He  received  his  degree  in  Business   Management  from  the
          University of Colorado in 1956. He is currently the Administrative Officer for the National Association of State Retirement Administrators and was previously the Assistant Executive Officer of the Nevada Public Employees Retirement System from 1974 through 1980, and the Chief Executive Officer from 1981 through 1994.

Thomas J. Matthews,  36, has served on our Board of  Directors  since December
          2001, when Anchor Gaming was acquired by IGT. In addition, Mr. Matthews was named IGT's Chief Operating Officer in December 2001. From February 1994 until the acquisition by IGT, Mr. Matthews held a number of key positions at Anchor Gaming, including President, Chief Executive Officer and Chairman of the Board. Mr. Matthews previously served as President of Global Gaming Distributors, Inc. until its acquisition by Anchor Gaming in 1994. Mr. Matthews graduated with a BS in Finance from the University of Southern California in 1986.

Robert Miller, 56, has served on our Board of Directors since January 2000. Governor Miller has been a senior partner at the law firm of Jones Vargas since January 1999. From January 1989 until January 1999, he served as Governor of the State of Nevada and as Lieutenant Governor of the State of Nevada from 1987 to 1989. Governor Miller was the Clark County District Attorney from 1979 to 1986 and was Las Vegas Township Justice of the Peace from 1975 to 1979. He was first legal advisor for the Las Vegas Metropolitan Police Department from 1973 to 1975 and was a Clark County Deputy District Attorney from 1971 to 1973. Prior to 1973, Governor Miller was a uniformed commissioned officer for the Clark County Sheriff's Department and the Los Angeles County Sheriff's Department. During Governor Miller's political and professional careers, he has served on many local and national boards and chaired or co-chaired numerous committees within the National Governor's Association including the Chairmanship of the Association during 1996-1997. He was appointed by President Reagan to the nine-member President's Task Force on Victims of Crime in 1982 and was appointed to the Advisory Commission on Intergovernmental Relations by President Bill Clinton in 1993. Current board memberships include Newmont Mining Corporation, America West Holdings, American Cancer Society Foundation-National, Zenith National Insurance Corp., K12, Inc., National Center for Missing and Exploited Children, Member of SSP Solutions Advisory Board of Directors, and Member at Large - College Board of Regents of the National College of District Attorneys. Governor Miller received his law degree in 1971 from Loyola Law School, Los Angeles.

Frederick B. Rentschler, 62, has served on our Board of Directors since May
         1992. Prior to his retirement in 1991, Mr. Rentschler served as President and Chief Executive Officer of Northwest Airlines from 1990 to 1991. Mr. Rentschler served as President and Chief Executive Officer of Beatrice Company from 1988 to 1990, as President and Chief Executive Officer of Beatrice U.S. Foods from 1985 to 1988, as President and Chief Executive Officer of Hunt-Wesson, Inc. from 1980 to 1984 and President of Armour-Dial from 1977 to 1980. Mr. Rentschler is the Chairman of the Board of Trustees of the Salk Institute, La Jolla,

         California. Additionally, Mr. Rentschler serves on the Boards of Bionutrics and the Scottsdale Health Care Systems.

Board of Directors and Committees of the Board

         Our Board of Directors held four regular meetings and one special meeting during fiscal 2001. Each director attended at least 75% of the aggregate number of meetings of the Board held while he was a director and of each committee on which he served during the period in which he served as a member of that committee. Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee.

         The Executive Committee, comprised of Messrs. Mathewson and Baker, did not hold any meetings during fiscal 2001. Except for certain powers which under Nevada law only the full Board of Directors may exercise, the Executive Committee has and exercises the powers of the Board in monitoring the management of the business of IGT between meetings of the Board of Directors.

         In May 2000, the Board of Directors adopted an Audit Committee Charter in accordance with New York Stock Exchange requirements. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and reporting practices, and the independence and performance of our independent auditors.

         The Audit Committee Charter requires that the Audit Committee consist of three Board members who satisfy the "independence" requirements of the New York Stock Exchange. In addition, each member must be able to review and evaluate financial statements, and at least one member must have accounting or financial management experience.

         The Audit Committee consists of Messrs. Keating, Rentschler and Miller, who satisfy the "independence" requirements of the New York Stock Exchange and the other requirements as specified in the Audit Committee Charter. The Audit Committee held four meetings during fiscal 2001.

Compensation Committee Interlocks and Insider Participation

         During fiscal 2001, Messrs. Keating, Miller and Rentschler served as members of the Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of IGT or any of our subsidiaries. The Compensation Committee's functions include oversight of executive compensation, review of our overall compensation programs, and administration of certain incentive compensation programs. The Compensation Committee held five meetings in fiscal 2001.

Compensation of Directors

         Through December 2000, each non-employee director received a $12,500 annual fee and a fee of $750 for each committee meeting attended. We do not pay to directors who are our employees any fees or additional remuneration for service as members of our Board or its committees.

         Effective January 2001, non-employee director compensation increased to $30,000 annually, and the fee for each committee meeting attended increased to $1,500.

         Each non-employee director receives non-qualified stock options to purchase 10,000 shares of common stock upon his initial election to the Board of Directors. Additionally, every year thereafter, each non-employee director receives non-qualified stock options to purchase 6,000 shares of common stock upon his re-election to the Board. Each non-employee director received non-qualified stock options to purchase 6,000 shares of common stock in fiscal 2001 at an exercise price of $55.78 per share.

Recommendation of IGT Board of Directors

         The Board of Directors recommends a vote FOR the election of each of the above nominees as a director.

         The favorable vote of a plurality of votes cast for each nominee is required for election of that nominee to the Board of Directors.


             PROPOSAL 2 - APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

         Stockholders are being asked to approve the International Game Technology 2002 Stock Incentive Plan (the "Plan" or the "2002 Plan"). The Board of Directors approved the Plan, subject to stockholder approval, on December 4, 2001.

         We believe that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of IGT, and that incentive compensation plans like the 2002 Plan are an important attraction, retention and motivation tool for participants in the plan. The Board of Directors believes that the 2002 Plan will promote our interests and those of our stockholders and that it will give us flexibility to continue to provide incentives that are based on the attainment of corporate objectives and increases in stockholder value.

         We currently maintain the International Game Technology 1993 Stock Option Plan, as amended (the "1993 Plan"). As of January 4, 2002, 5,087,381 shares of common stock were subject to awards outstanding under the 1993 Plan and an additional 1,157,134 shares remained available for grant purposes under the 1993 Plan. The authority to grant new awards under the 1993 Plan will terminate on September 21, 2002. The Board of Directors approved the 2002 Plan in light of the impending expiration of the 1993 Plan. We may continue to grant additional awards under the 1993 Plan until September 21, 2002 even if stockholders approve the 2002 Plan.

         We also have the other option plans described below. No additional awards will be made under these plans. The Stock Option Plan for Key Employees of International Game Technology expired on December 31, 1996. As of January 4, 2002, 105,506 shares of common stock were subject to awards still outstanding under this plan. In our merger with Anchor Gaming on December 30, 2001, all outstanding options to purchase shares of Anchor common stock pursuant to Anchor's 1995 Employee Stock Option Plan and 2000 Stock Incentive Plan became options exercisable on a one-for-one basis for our common stock pursuant to the terms of the merger agreement. As of January 4, 2002, 956,284 shares of common stock were subject to awards outstanding under Anchor's 1995 Employee Stock Option Plan and 416,001 shares of common stock were subject to awards outstanding under Anchor's 2000 Stock Incentive Plan.

         The principal terms of the 2002 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2002 Plan, which is attached as Exhibit A to this proxy statement.

Operation of the 2002 Plan

         Awards. The Plan authorizes stock options, restricted stock awards, stock bonuses, stock appreciation rights, and performance-based awards (payable in cash or stock). The Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances.

Generally, an option or other right to acquire stock will expire, or other award will vest, not more than 10 years after the date of grant.

         Administration. The Compensation Committee of the Board will administer the Plan. However, the Board of Directors may assume the administration of the Plan or appoint one or more other committees of directors to administer the Plan. The appropriate acting body is referred to as the "Committee."

         The Committee (1) will determine the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award, (2) may permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash or by check, the delivery of previously owned shares of common stock, a promissory note that satisfies the terms of the Plan, or a cashless exercise, (3) may accelerate the receipt or vesting of benefits pursuant to an award, (4) may designate in each award the effect of a termination of service or employment, and (5) may make adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; in each case subject to the express terms and conditions of the Plan.

         No Repricing. The Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise price of, the number of shares subject to, the restrictions upon or the term of an option granted under the Plan by cancellation of an outstanding option and a subsequent regranting of an option, by amendment, by substitution of an outstanding option, by waiver or by other legally valid means; provided, however, that no amendment or other action may constitute a repricing of an outstanding option without stockholder approval of that amendment or action.

         Eligibility. Persons eligible to receive awards under the Plan include officers (whether or not directors) or key executive, administrative, managerial, production, marketing or sales employees of IGT and our subsidiaries. In addition, non-employee members of the Board of Directors are eligible to receive stock option grants under the non-employee director option grant program described below. Non-employee directors are not eligible to receive award grants under the 2002 Plan except under the non-employee director option grant program.

         As of January 4, 2002, approximately 700 officers and employees of IGT and our subsidiaries (including all of the named executive officers) were considered eligible under the Plan, subject to the power of the Committee to determine eligible employees to whom awards will be granted, and five non-employee members of the Board of Directors were considered eligible for automatic option grants under the non-employee director option grant program.

         Share Limits. The Plan provides for a limit on the aggregate number of shares of common stock that may be issued or delivered pursuant to awards granted to employees under the Plan. This aggregate employee share limit is 3,700,000 shares. The Plan provides that an additional 300,000 shares may be issued under the Plan's non-employee director option grant program (in addition to the shares available for employee grants).

         The maximum number of shares that may be covered by options and stock appreciation rights that are granted to an individual under the 2002 Plan during any fiscal year cannot exceed 1,000,000 shares. No more than 370,000 shares may be issued under the 2002 Plan in respect of restricted stock awards or stock bonuses for nominal or no consideration (other than shares issued in respect of compensation earned but deferred).

         As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under selected performance-based awards and share limits, may be adjusted in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders.

         In instances where a stock appreciation right or other award granted under the 2002 Plan is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement will not be counted against the share limits of the Plan for purposes of determining the number of shares that remain available for issuance under the Plan. The payment of cash dividends and dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the Plan. In addition, the Plan generally provides that shares issued in connection with awards that are granted by or become obligations of IGT through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Plan.

         The Plan will not limit the authority of the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

         Stock Options. An option is the right to purchase common stock at a future date at a specified price (the "exercise price"). The per share exercise price of an option granted under the 2002 Plan may not be less than the fair market value of a share of common stock on the date of grant of the award. We may grant nonqualified and incentive stock options under the Plan. Incentive stock options are taxed differently from nonqualified stock options, as described under "Federal Income Tax Consequences" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the Plan.

         Stock Appreciation Rights. A stock appreciation right is the right to receive a payment based on the appreciation in the fair market value of the common stock from the date of grant to the date of exercise. As determined by the Committee, the payment may be paid in cash, in shares of common stock or a combination thereof.

         Restricted Stock Awards. A restricted stock award is an award of a fixed number of shares of common stock subject to restrictions. The Committee specifies the price, if any, the participant must pay for the shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on the shares. No more than 370,000 shares may be issued under the 2002 Plan as restricted stock.

         Stock Bonuses. The Committee may grant a stock bonus to any eligible employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of a cash bonus.

         Performance-Based Awards. The Committee may grant to key employees of IGT and our subsidiaries Performance-Based Awards designed to satisfy the requirements for deducibility under Section 162(m) of the Internal Revenue Code. These Performance-Based Awards are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes.

         Performance-Based Awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Committee. The performance goals must be approved by the Committee in advance of applicable deadlines under the Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria: earnings per share, cash flow, total stockholder return, revenue growth, operating income, net earnings

(before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination of these criteria. The business criteria may be applied based on the performance of IGT and/or one or more of our subsidiaries, divisions, segments, or units. The performance measurement period with respect to an award may be from one to ten years. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) of the Internal Revenue Code.

         Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Committee must certify that the performance goals have been satisfied. The Administrator will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve "negative" discretion to reduce payments below maximum award limits. The maximum number of shares of common stock which may be delivered pursuant to all awards that are granted as Performance-Based Awards (other than options and stock appreciation rights) to any participant under the 2002 Plan in any fiscal year may not exceed 1,000,000 shares (subject to adjustment). The annual aggregate amount of compensation that may be paid to any participant in respect of cash-based Performance-Based Awards granted to any participant under the 2002 Plan in any fiscal year may not exceed $3,000,000.

         Non-Employee Director Options. The 2002 Plan provides that when a person (other than an employee of IGT or one of our subsidiaries) is first elected to the Board of Directors after stockholder approval of the 2002 Plan, he or she will receive a stock option under the Plan to acquire 10,000 shares of common stock. The 2002 Plan also provides that, commencing in 2003, each non-employee member of the Board of Directors who is re-elected to office will receive a stock option under the Plan to acquire 6,000 shares of common stock. This program of option grants under the Plan is referred to as the "non-employee director option grant program." This program generally continues IGT's current non-employee director option grant program that is in place under the 1993 Plan.

         The purchase price per share of common stock covered by each option granted under the non-employee director option grant program will be the fair market value of our common stock on the date the option is granted. Options granted under this program vest in three annual installments and generally expire on the tenth anniversary of the date of grant. Upon the occurrence of a Change in Control Event (as defined below), each option granted under the non-employee director option grant program will become exercisable in full.

        Deferrals. The 2002 Plan authorizes the Committee to permit the deferred payment of awards. The Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

         Transferability Restrictions. Participants generally may not transfer Plan awards or subject them in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit selected persons or entities related to a participant to exercise awards for estate and/or tax planning purposes.

         Acceleration of Awards; Possible Early Termination of Awards. Unless before a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock will vest, and performance-based awards will become payable. A Change in Control Event under the Plan generally includes (subject to identified exceptions) selected changes in a majority of the Board of Directors, the dissolution or liquidation of IGT, certain mergers, consolidations or reorganizations in which stockholders before the transaction do not continue to own more than 50% of the company following the transaction, a sale of all or substantially all of our business and/or assets, or the acquisition, directly or indirectly, of shares amounting to more than 50% of combined outstanding shares by any person.

         Termination of or Changes to the Plan. The Board of Directors may amend or terminate the 2002 Plan at any time and in any manner. Stockholder approval for an amendment will generally not be obtained unless required by applicable law or deemed necessary or advisable by the Board of Directors. Unless terminated earlier by the Board of Directors, the 2002 Plan will terminate on December 3, 2011. Outstanding awards generally may be amended, subject to the consent of the holder if the amendment materially and adversely affects the holder.

         Securities Underlying Awards. The market value of a share of common stock as of the close of trading on January 4, 2002 was $67.60.

Federal Income Tax Consequences

         The federal income tax consequences of the 2002 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2002 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences

         With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a similar deduction nor does the optionee recognize income either upon the grant of the option or at the time the option is exercised. The current federal income tax consequences of other awards authorized under the Plan generally follow the following basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance-based awards generally are subject to tax at the time of payment; and unconditional stock bonuses are generally subject to tax measured by the value of the payment received; in each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

         If the vesting or payment of an award accelerates under the Plan in connection with a change in control, we may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, we may not be permitted to deduct this compensation in some circumstances.

Specific Benefits

         The number, amount and type of awards to be received by or allocated to eligible persons under the 2002 Plan cannot be determined at this time. We have not yet considered any specific awards under the 2002 Plan. For information regarding options and other awards granted to executive officers under the 1993 Plan in 2001, see the material under the heading "Other Information - Executive Compensation" below. If the 2002 Plan had been in effect in 2001, we expect that the grants would not have been substantially different from those actually made under the 1993 Plan.

         The Board of Directors believes that the 2002 Plan will promote our interests and those of our stockholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

Recommendation of IGT Board of Directors

         The Board of Directors has unanimously approved and recommends a vote FOR the approval of the 2002 Plan as described above. Stockholders should note that because the 2002 Plan may in the future impact each member of the Board of Directors, our directors may have a personal interest in the proposal and its approval by stockholders. However, the members of the Board of Directors believe that the approval of the 2002 Plan is in the best interests of IGT and its stockholders.

         Approval of the 2002 Plan requires the affirmative vote of a majority of the shares of common stock present or represented, and entitled to vote, at the annual meeting.

                                OTHER INFORMATION

Executive Officers and Key Employees

         The following table sets forth the name, age, and current office of our executive officers and selected key employees, all positions held by each individual, and a description of the business experience of each individual for at least the past five years.

Name                     Age         Title

G. Thomas Baker          59          Chief Executive Officer, President

Robert A. Bittman        47          Executive Vice President,
                                     Product Development

Sara Beth Brown          46          Senior Vice President, General Counsel,
                                     Secretary

Ward Chilton             45          Senior Vice President, North America Sales

Anthony Ciorciari        54          Senior Vice President, Operations

Thomas J. Matthews       36          Chief Operating Officer

Maureen T. Mullarkey     42          Senior Vice President, Chief Financial
                                     Officer, Treasurer

Richard Pennington       39          Senior Vice President, Product Management

Randy Kirner             55          Vice President, Human Resources

         For a description of Mr. Baker's, Mr. Bittman's and Mr. Matthews's backgrounds, see "Election of Directors."

         Ms. Brown joined IGT in October 1999 as Vice President, General Counsel and Corporate Secretary. In October 2000, she was appointed Senior Vice President. She has responsibility for legal services, intellectual property, corporate governance, corporate audit, regulatory compliance, product compliance, risk management and government affairs. Prior to joining IGT, Ms. Brown held key positions at Wells Fargo & Co., including Senior Vice President and Regional Manager of Wells Fargo Private Client Services, and managing counsel for the bank's predecessor First Interstate Bank of Nevada, N.A. She has also practiced law in the areas of civil rights, criminal defense and employment law. Ms. Brown was graduated from the University of Nevada, Reno in 1978 with high honors and received a degree in Journalism. She received her Juris Doctorate from McGeorge School of Law in 1981 with distinction, and is a member of the Order of the Coif. Ms. Brown serves as a Commissioner to the Nevada Commission on Economic Development, and was appointed by U.S. Senator Richard Bryan to the committee that selects Nevada's military academy appointees.

         Mr. Chilton first joined IGT in September 1986 as an Account Executive and was promoted to Manager of Megabucks in 1987. He was promoted to Director of Progressive Systems in July 1991 and held this position until December 1995. Mr. Chilton rejoined IGT in April 1996 as Director of Progressive Systems and was promoted to Vice President of MegaJackpots in March of 1999. In October 2001, he was promoted to Sr. Vice President, North America Sales. He is responsible for all of domestic sales, as well as IGT's recurring revenue products including wide area progressives and stand-alone proprietary games. Prior to joining IGT, from November 1980 to September 1986, Mr. Chilton developed and managed real estate and was also a general partner in Frontier Investments, which owned the Red Garter Hotel and Casino in Wendover, Nevada. Mr. Chilton received a Bachelor of Science degree in Business Administration from Arizona State University in 1978 and a Masters of Science degree from Golden Gate University in 1980.

        Mr. Ciorciari joined IGT as Vice President of Operations in January 1994, with responsibility for worldwide manufacturing, procurement, corporate facilities and services. In August 1998, he was appointed Senior Vice President of Operations. Mr. Ciorciari has more than 26 years' experience in U.S. and international manufacturing at Digital Equipment Company. From June 1987 through December 1993, Mr. Ciorciari was General Manager of the Digital manufacturing operations in Albuquerque, New Mexico and Chihuahua, Mexico. In this position, he was responsible for the manufacturing and supply of Digital's workstation and systems product lines. Mr. Ciorciari is currently a member of the Board of Directors for the National Association of Manufacturers in Washington, D.C. He is also a Foundation Board Member for Truckee Meadows Community College.

         Ms. Mullarkey first joined IGT in 1989 and held several financial positions before her appointment as Chief Financial Officer in May 1998. In 1999, in addition to her role as Chief Financial Officer, Ms. Mullarkey was appointed Vice President of Finance and Treasurer of IGT, and held these positions until July 2000. Ms. Mullarkey was Chief Financial Officer at Zoho Corporation from August 2000 to January 2001. She rejoined IGT in January 2001, and was appointed Senior Vice President and Chief Financial Officer in March 2001. Ms. Mullarkey directs investor relations, finance, accounting, treasury management, tax and information system functions. Ms. Mullarkey received a Bachelor of Science degree from the University of Texas at Austin in 1981, and a Masters of Business Administration degree from the University of Nevada, Reno in 1988.

         Mr. Pennington joined IGT in July 1991 and has held several management positions in the finance and accounting areas of IGT. In 1997 he was promoted to Finance Director with responsibility for Credit, Cost Accounting, and Corporate Finance. In 1999, Mr. Pennington was promoted to Vice President of Product Management. In October 2001, he was promoted to Senior Vice President of Product Management, where he manages and coordinates the cross-functional activities and processes from product development through manufacturing, sales and service. Prior to joining IGT, Mr. Pennington was Manager of Cost Accounting at Western Digital in Irvine, California, and prior to that, Manager of Accounting at Emerson Technologies LLP, an affiliate of Emerson Radio. Mr. Pennington attended California State University at Pomona where he graduated with a Bachelor of Science degree in Business Administration in 1987.

         Mr. Kirner joined IGT in October 1997 as Vice President, Human Resources. From September 1993 through September 1997, Mr. Kirner served as the Vice President, Human Resources for Wyle Electronics, an international distributor of semiconductors, computer systems and related value-added services. From 1986 to 1992, he was employed by Allergan, Inc. of Irvine, California in various capacities including Regional Sales Manager and earlier as Vice President, Human Resources for Medical Optics, a subsidiary. Prior to that, Mr. Kirner was with American Hospital Supply Corporation from 1972 to 1986. He is a Vietnam veteran having served as an officer in the U.S. Army from 1967 to 1972. Mr. Kirner received a Masters of Science from West Coast University in 1975, a Masters of Business Administration degree from Georgia State University in 1968 and his Bachelor's degree in Business Administration from North Georgia College and State University in 1967.

Equity Security Ownership of Management and Other Beneficial Owners

         The following table sets forth information as of January 4, 2002 with respect to the beneficial ownership of our common stock by persons known to us to own beneficially more than 5% of the common stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors of IGT as a group. We have no other class of equity securities outstanding.


                                             Shares of IGT's Common Stock
                                             ----------------------------
                                                   Options
                                                  Exercisable      Beneficially       Percent of
Name of Beneficial Owner            Owned        Within 60 Days       Owned (1)        Class (2)
------------------------           --------      --------------    ------------       ----------
G. Thomas Baker                     129,360           478,729          608,089             *
Robert A. Bittman                    15,000             9,282           24,282             *
Sara Beth Brown                       1,000                 0            1,000             *
Richard R. Burt                           0                 0                0             *
Anthony Ciorciari                    47,889               914           48,803             *
Wilbur K. Keating                     4,718            28,000           32,718             *
Thomas J. Matthews                  130,000           288,000          418,000             *
Charles N. Mathewson              2,128,103           394,123        2,522,226           2.8%
Maureen T. Mullarkey                  3,772            59,560           63,332             *
Robert Miller                             0            10,667           10,667             *
Frederick B. Rentschler                   0             4,000            4,000             *
All executive officers
    and directors as a group
    (14 persons)                  2,465,365         1,307,687        3,773,052           4.2%

Private Capital Management,
    Inc. and affiliates(3)        5,284,728                 0        5,284,728           7.3%
FMR Corp. (4)                     4,797,015                 0        4,797,015           6.6%
-----------
*Less than 1%



(1)Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of January 4, 2002.

(2) Any securities not outstanding which are subject to options or conversion privileges which are exercisable within 60 days of January 4, 2002 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Number of Shares Beneficially Owned and Percentage of Class information and the information in this footnote derived from Amendment No. 2 to Schedule 13G, reporting information as of December 31, 2000 and filed February 14, 2001. Bruce
S. Sherman is Chairman and Gregg J. Powers is President of Private Capital Management, inc. ("PCM"), which beneficially owns 5,028,453 shares of IGT common stock. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by PCM's clients and managed by PCM. Messrs. Sherman and Powers are also general partners of SPS Partners, LP, the investment advisor to the Entrepreneurial Value Fund, L.P. ("EVF"). In this capacity, Messrs. Sherman and Powers exercise shared dispositive and voting powers over 200,000 shares held by EVF. Mr. Sherman has sole or shared voting power over a total of 5,284,728 shares and Mr. Powers has sole or shared power over a total of 5,228,453 shares of common stock. Messrs. Sherman and Powers disclaim beneficial ownership for the shares held by EVF and by PCM's clients and disclaim the existence of a group. The business address of PCM and Messrs. Sherman and Powers is 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108.

(4) Number of Shares Beneficially Owned and Percentage of Class information derived from Schedule 13G, reporting information as of December 31, 2000 and filed February 14, 2001. Edward C. Johnson 3d and Abigail P. Johnson are natural persons each having sole dispositive power over 4,797,015 of these shares, and Edward C. Johnson 3d individually has sole voting power over 1,228,360 of these shares. FMR Corp.'s business address is 82 Devonshire Street, Boston, Massachusetts 02109.

Executive Compensation

Summary Compensation Table

         The following table summarizes all compensation paid for fiscal 2001, 2000, and 1999 to each person who held the position of Chief Executive Officer and to the other four most highly compensated executive officers during fiscal 2001.


                                                                               Long-Term Compensation
                                                                               ----------------------
                                                 Annual Compensation
                                              -------------------------   Securities Underlying       Other
 Name and Principal Position        Year      Salary($)(2)   Bonus($)(3)    Options Granted(4)   Compensation($)(5)
 ---------------------------        ----      ----------     --------       ---------------      ---------------
Charles N. Mathewson(1)             2001             1     1,300,000                ---             80,192(6)
  Chairman of the Board of          2000             1     1,300,000                ---             92,676
  Directors                         1999             1           ---                ---            117,507

 G. Thomas Baker(7)                 2001       621,154     1,950,000(8)         500,000             99,674
  Chief Executive Officer           2000       499,231     1,300,000                ---             80,983
  and President                     1999       450,000       350,000                ---             69,257

 Robert A. Bittman                  2001       299,997       325,000            100,000             57,999
  Executive Vice President,         2000       300,000       300,000                ---             56,182
  Product Development               1999       300,000       200,000                ---             51,584

 Anthony A. Ciorciari               2001       222,981       325,000             50,000             48,559
  Senior Vice President,            2000       209,516       220,000                ---             45,448
  Operations                        1999       196,500       170,000                ---             40,231

 Sara Beth Brown(9)                 2001       200,000       325,000             50,000             45,410
  Senior Vice President,            2000       171,635       245,000             50,000             20,856
  General Counsel, Secretary        1999           ---           ---                ---                ---

 Maureen T. Mullarkey               2001       145,615       375,000            100,000             35,648
  Senior Vice President,            2000       166,903           ---                ---             28,970
  Chief Financial Officer,          1999       180,192       175,000             50,000             18,952
  Treasurer
------------

(1)Mr. Mathewson was Chief Executive Officer until December 2000.

(2)Amounts shown include base compensation earned and received by executive officers. No non-cash compensation was paid as salary or as a bonus during fiscal 2001.

(3)Amounts represent bonuses earned in the fiscal year but paid in the following fiscal year.

(4)Amounts represent options to purchase the number of shares of common stock shown.

(5)Amounts shown include contributions by IGT to the accounts of the identified executive officers under IGT's qualified profit sharing plan and payment under IGT's cash sharing plan. See "Employee Incentive Plans" for a description of these plans.

(6)Amount shown also includes estate planning, and life insurance premiums.

(7)Mr. Baker was appointed Chief Executive Officer in December 2000.

(8)Amount shown includes $650,000 deferred bonus. See "Employment Contracts" for a description of the deferred bonus provision of Mr. Baker's employment contract.

(9)Ms. Brown joined IGT in fiscal 2000.

Options

         The table below sets forth certain information regarding options granted to the executive officers named in the Summary Compensation Table during fiscal 2001.

Option Grants In Last Fiscal Year


                                                   Individual Grants
                               ------------------------------------------------------
                                               Percent of
                                                 Total
                                Number of       Options                                     Potential Realizable Value at
                                Securities     Granted to                                 Assumed Annual Rates of Stock Price
                                Underlying     Employees      Exercise or                    Appreciation for Option Term(1)
                                 Options       in Fiscal       Base Price  Expiration     -----------------------------------
Name                             Granted(1)     Year (%)       Per Share      Date             5%                10%
---------------------           -----------    ----------     -----------  ----------         ----------------------
                                      ---            ---            ---        ---                 ---                ---
Charles N. Mathewson
G. Thomas Baker                   500,000          21.08         $45.00     12/5/2010      $14,150,129        $35,859,205
Robert A. Bittman                 100,000           4.22          46.45     3/23/2011        2,921,216          7,402,934
Anthony Ciorciari                  50,000           2.11          46.45     3/23/2011        1,460,608          3,701,467
Sara Beth Brown                    50,000           2.11          46.45     3/23/2011        1,460,608          3,701,467
Maureen Mullarkey                 100,000           4.22          44.75     1/22/2011        2,814,303          7,131,998
------------

(1) Except as described in the following footnote, the options have a ten year term and are generally exercisable commencing 12 months after the grant date, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fifth anniversary date.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option
Values

                                                               Number of Securities
                                  Options Exercised           Underlying Unexercised           Value of Unexercised In-the
                                  -----------------            Options at 9/30/2001          Money Options at 9/30/2001 (1)
                              Shares                           --------------------          ------------------------------
Name                        Acquired     Value Realized    Exercisable    Unexercisable      Exercisable      Unexercisable
--------------------        --------     --------------    -----------    -------------      -----------      -------------
Charles N. Mathewson          620,000    $25,680,010          394,123              ---       $11,310,239              ---
G. Thomas Baker               221,960      9,982,738          308,611          505,455         8,946,114         $117,755
Robert A. Bittman                 ---            ---            7,186          103,290           161,276           71,126
Anthony Ciorciari              50,000      2,218,540           17,919           52,164           503,470           47,188
Sara Beth Brown                 7,000        171,000            3,000           90,000            48,000          792,500
Maureen Mullarkey(2)              ---            ---           58,772          136,606         1,507,022          912,888
------------

(1)Market value of the underlying securities at year-end, less the exercise price of "in-the-money" options.
(2)Information provided only for portion of fiscal 2001 during which Ms. Mullarkey was employed by IGT.

Employee Incentive Plans

         We provide the following employee incentive plans: profit sharing and 401(k) plan, cash sharing, management bonus, and non-qualified deferred compensation. Total annual contributions from operating profits for all plans were $63.9 million in fiscal 2001, $38.6 million in fiscal 2000 and $27.1 million in fiscal 1999.

         We adopted the profit sharing and 401(k) plan for our employees working in the United States. We match 75% of an employee's contributions up to $1,000. This allows for maximum annual company matching contributions of $750 to each employee's account. Participants are 100% vested in their contributions and our matching contributions. Additionally, we share a portion of our profits with eligible employees. These profit sharing contributions vest over a seven year period of employment.

         The cash sharing plan is distributed semi-annually in May and November to all U.S. employees. Our foreign subsidiaries have similar programs. The management bonuses are paid out annually to key employees throughout IGT.

         We implemented a non-qualified deferred compensation plan in September 1999 to provide an unfunded incentive compensation arrangement for eligible management and highly compensated employees. Participants may elect to defer up to 50% of their annual base salary, 50% of cash sharing, 50% of discretionary management bonus and 50% of commissions with a minimum deferral of $2,000. Distributions can be paid out as short-term payments or at retirement. Retirement benefits can be paid out as a lump sum or in annual installments over a term of up to 15 years.

Employment Contracts

         G. Thomas Baker was appointed Chief Executive Officer and President of IGT effective December 6, 2000. IGT entered into a three-year employment agreement with Mr. Baker in December 2000 providing for an annual base salary of $650,000 for year one, $700,000 during year two and $750,000 during year three. In addition, for each one percent increase in operating profits before incentives over the previous fiscal year, Mr. Baker will receive a management bonus equal to 10 percent of his base salary, and he will receive 20 percent of his base salary for any increase in operating profits over the prior year in excess of 10 percent. The bonus calculation shall not exceed 300 percent of the base salary. In year one, the bonus was determined based on the full 2000-2001 fiscal year without proration. The bonus will also be payable based upon various management objectives set by the Board of Directors in consultation with Mr. Baker. If the bonuses earned in year one and year two exceed 200 percent of the base salary, the amount over 200 percent will be accrued and payment deferred to year three of the term provided that Mr. Baker remains with IGT through the term. Mr. Baker is also eligible to participate in IGT's profit sharing and cash sharing programs (see "Employee Incentive Plans" above). Additionally, Mr. Baker was granted an option to purchase 500,000 shares of common stock of IGT at a price of $45.00 per share. The stock option vests in three equal installments upon the first, second and third anniversaries of the award.

         Robert A. Bittman was appointed Executive Vice President, Product Development of IGT effective March 18, 1996. IGT entered into a five year employment agreement with Mr. Bittman in March 1996 providing for an annual base salary of $250,000 and a one-time cash payment of $150,000, paid upon the commencement of his employment. This agreement terminated by its terms in March 2001, and Mr. Bittman has continued to be employed by IGT on an at-will basis. Mr. Bittman is eligible to participate in IGT's profit sharing, cash sharing and management bonus plans (see "Employee Incentive Plans" above). Additionally, Mr. Bittman was granted a restricted stock award for 225,000 shares at a price of $.01 per share which vested in three equal installments ending in March 2001.

         Thomas J. Matthews was appointed Chief Operating Officer effective December 30, 2001. IGT entered into an employment agreement with Mr. Matthews effective as of December 30, 2001, which continues through October 16, 2004. At the end of the employment agreement term, Mr. Matthew's employment shall be at will. The employment agreement provides for an annual base salary of $450,000. Mr. Matthews is also eligible to receive annual salary increases and is eligible to participate in IGT's profit sharing, cash sharing and management bonus plans (see "Employee Incentive Plans" above). Additionally, Mr. Matthews was granted an option to purchase 500,000 shares of IGT common stock at a price of $70.00 per share. The award vests in five equal annual installments beginning on the first anniversary of the award.

         Maureen T. Mullarkey was hired and entered into an employment agreement on January 12, 2001, and Ms. Mullarkey was appointed Senior Vice President and Chief Financial Officer of IGT effective March 2, 2001. IGT entered into a five year employment agreement with Ms. Mullarkey in January 2001 providing for an annual base salary of $250,000. At the end of the five-year term, Ms. Mullarkey's employment will be at will. Ms. Mullarkey is also eligible to receive annual salary increases and is eligible to participate in IGT's profit sharing, cash sharing and management bonus plans (see "Employee Incentive Plans" above). Additionally, Ms. Mullarkey was granted an option to purchase 100,000 shares of IGT common stock at a price of $44.75 per share. The option vests in five equal annual installments beginning on the first anniversary of the award. Ms. Mullarkey also retained a total of 95,378 options previously granted to her.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission require our executive officers, directors, and persons who beneficially own more than 10% of the our common stock, as well as certain affiliates of those persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the SEC and the New York Stock Exchange. SEC regulations require these persons to furnish us with copies of all reports they file pursuant to Section 16(a). Based solely on a review of the copies of the reports received by us, we believe that, during fiscal 2001, all filing requirements applicable to executive officers and directors were complied with, with one exception. A Form 4 reporting exempt grants of stock options to Mr. Anthony Ciorciari's spouse, an employee of IGT, was inadvertently filed late.

Relationship with Independent Public Accountants

         We have selected Deloitte & Touche LLP as our independent accountants for the year ending September 28, 2002. A representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement as well as respond to appropriate questions.

THE FOLLOWING REPORTS OF THE COMPENSATION AND AUDIT COMMITTEES AND THE PERFORMANCE GRAPH THAT APPEARS AFTER THE REPORTS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors, consisting entirely of non-employee directors, is responsible for oversight of executive compensation, review of IGT's overall compensation programs, and administration of certain incentive compensation programs.

Compensation Philosophy
         Generally, IGT's compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for IGT's short- and long-term profitability, growth and return to stockholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

Executive Compensation
         IGT's management bonus plan is a cash-based incentive program, and for fiscal 2001, was based on IGT's income from operations. Individual cash bonus awards were made to the executive officers because the Committee believes such awards provide appropriate performance incentives. Individual cash bonus awards for executive officers other than the Chief Executive Officer were determined for fiscal 2001 by IGT's Chief Executive Officer, Mr. Baker, based on his subjective evaluation of each officer's individual performance.

         Executive officers also participate in benefit plans available to employees as described under "Employee Incentive Plans."

         The Committee also uses stock option awards made under the International Game Technology 1993 Stock Option Plan to provide various incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the common stock of IGT on the date of the grant, and typically vest at the rate of 20% per year over five years with exercisability dependent on continued employment.

         G. Thomas Baker, Robert A. Bittman, Sara Beth Brown, Ward Chilton, Anthony Ciorciari, Maureen T. Mullarkey, Richard Pennington and Randall Kirner all received stock option awards in fiscal 2001. The Committee also periodically approves additional stock option awards for eligible individuals, including executive officers, based on a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

         To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to IGT and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

Chief Executive Compensation
         Mr. Mathewson served as Chief Executive Officer of IGT from February 1996 until December 2000. The Committee granted Mr. Mathewson stock options in February 1996 to acquire 1.0 million shares of IGT's common stock. All of such options were fully vested in December 1996. No options were granted to Mr. Mathewson in fiscal 1998, 1999 or 2000. On December 8, 1998, the Compensation Committee and Board of Directors approved the purchase of a $10.0 million split dollar life insurance benefit plan. Mr. Mathewson received nominal compensation of $1.00 for salary in fiscal 2001 and a management bonus in the amount of $1.3 million. The Compensation Committee determined the amount of the management bonus for Mr. Mathewson based on its subjective views of his contribution to the favorable performance of IGT in 2001 and, without an independent verification, its view about the appropriate level of compensation to him for such contributions.

        Mr. Baker became Chief Executive Officer of IGT in December 2000. The Committee granted Mr. Baker stock options in December 2000 to acquire 500,000 shares of IGT's common stock, which vest in three equal installments upon the first, second and third anniversaries of the award. During fiscal

2001, Mr. Baker received a base salary of $650,000 and a management bonus of $1,950,000, pursuant to the terms of his employment agreement (see "Employment Contracts").


                                            COMPENSATION COMMITTEE
                                            Frederick B. Rentschler, Chairman
                                            Wilbur K. Keating
                                            Robert Miller


                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed IGT's audited financial statements with IGT management and has discussed certain required matters with IGT's independent auditors, in accordance with Statement of Auditing Standards No. 61.

         IGT's independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and IGT that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1. The Audit Committee has discussed with the independent auditors any relationships that may impact the auditors' objectivity and independence and has satisfied itself as to the auditors' independence.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that IGT's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 29, 2001. The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation.


                                AUDIT COMMITTEE
                                Wilbur K. Keating, Chairman
                                Frederick B. Rentschler
                                Robert Miller

Fees Paid to Independent Public Accountants

         For the fiscal year ending September 29, 2001, fees paid for services provided by Deloitte & Touche LLP were as follows:

         Audit Fees

         Fees paid for services rendered for the audit of our annual financial statements for the fiscal year ended September 29, 2001 and the reviews of our financial statements included in our quarterly reports on Form 10-Q for the same fiscal year were $534,127.

         Financial Information Systems Design and Implementation Fees

         Fees paid for financial information systems design and implementation were $68,505.

         All Other Fees

         Fees paid for services rendered, other than those services covered in the sections captioned "Audit Fees" and "Financial Information Systems Design and Implementation Fees," were $827,683, including fees for tax services of $443,905.

         The Audit Committee has concluded that the provision of non-audit services by our principal independent accountants is compatible with maintaining auditor independence.

                                PERFORMANCE GRAPH


         The following graph reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in our common stock for the five-year period from October 1, 1996 through September 29, 2001 in comparison to the Standard and Poor's 500 Composite Index and a peer group. The comparisons are not intended to forecast or be indicative of possible future performance of our common stock.


[OBJECT OMITTED]


                                 1996    1997      1998    1999    2000     2001

International Game Technology     100     114        92      89     166      210
S & P 500                         100     140       153     196     222      163
Peer Group                        100     123        84      76      77      124

         The peer group includes Alliance Gaming Corp., Anchor Gaming, GTECH Holdings Corp. and WMS Industries, Inc. Casino Data Systems and Silicon Gaming, Inc., which were included in the peer group in last year's proxy statement, have been omitted from the peer group in this proxy statement because each of these companies ceased to be publicly traded.

                Stockholder Proposals for the 2003 Annual Meeting

         Proposals of stockholders intended to be presented at our next annual meeting must be received by us by September 27, 2002 to be considered for inclusion in our proxy statement relating to that meeting. Stockholders desiring to present a proposal at the next annual meeting but who do not desire to have the proposal included in the proxy materials distributed by us must deliver written notice of such proposal to us prior to December 11, 2002 or the persons appointed as proxies in connection with the next annual meeting will have discretionary authority to vote on any such proposal.


                                     GENERAL

         Our annual report to stockholders, containing audited financial statements, accompanies this proxy statement. Shareholders may obtain, without charge, a copy of our most recent annual report on Form 10-K as filed with the Securities and Exchange Commission upon written request. Please direct all requests to International Game Technology, Attn: Investor Relations, 9295 Prototype Drive, P.O. Box 10580, Reno, Nevada 89510-0580, telephone (775) 448-0880, fax (775) 448-1137.

         As of the date of this proxy statement, the Board of Directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Sara Beth Brown
                                    -----------------------
                                    Sara Beth Brown
                                    Secretary

Reno, Nevada
January 16, 2002

                                    EXHIBIT A


                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS





                                                                          Page

I.       THE PLAN...........................................................1

         1.1      Purpose...................................................1

         1.2      Administration and Authorization; Power and Procedure.....1

         1.3      Participation.............................................2

         1.4      Shares Available for Awards; Share Limits.................2

         1.5      Grant of Awards...........................................3

         1.6      Award Period..............................................4

         1.7      Limitations on Exercise and Vesting of Awards.............4

         1.8      Acceptance of Notes to Finance Exercise...................4

         1.9      No Transferability........................................5

II.      EMPLOYEE OPTIONS...................................................6

         2.1      Grants....................................................6

         2.2      Option Price..............................................6

         2.3      Limitations on Grant and Terms of Incentive Stock
                  Options...................................................6

         2.4      Limits on 10% Holders.....................................7

         2.5      Cancellation and Regrant/Waiver of
                  Restrictions; No Repricings...............................7

III.     STOCK APPRECIATION RIGHTS..........................................7

         3.1      Grants....................................................7

         3.2      Exercise of Stock Appreciation Rights.....................7

         3.3      Payment...................................................8

         3.4      Limited Stock Appreciation Rights.........................8

IV.      RESTRICTED STOCK AWARDS............................................8

         4.1      Grants....................................................8

         4.2      Restrictions..............................................9

         4.3      Return to the Corporation.................................9

V.       PERFORMANCE SHARE AWARDS AND STOCK BONUSES........................10

         5.1      Grants of Performance Share Awards.......................10

         5.2      Special Performance-Based Share Awards...................10

         5.3      Grants of Stock Bonuses..................................11

         5.4      Deferred Payments........................................11

VI.      OTHER PROVISIONS..................................................12

         6.1      Rights of Eligible Employees, Participants and
                  Beneficiaries............................................12

         6.2      Adjustments; Acceleration................................12

         6.3      Effect of Termination of Employment......................13

         6.4      Compliance with Laws.....................................14

         6.5      Tax Withholding..........................................14

         6.6      Plan Amendment, Termination and Suspension...............15

         6.7      Privileges of Stock Ownership............................15

         6.8      Effective Date of the Plan...............................15

         6.9      Term of the Plan.........................................16

         6.10     Governing Law; Construction; Severability................16

         6.11     Captions.................................................16

         6.12     Effect of Change of Subsidiary, Division, or Unit
                  Status...................................................16

         6.13     Non-Exclusivity of Plan..................................17

VII.     NON-EMPLOYEE DIRECTOR OPTIONS.....................................17

         7.1      Participation............................................17

         7.2      Annual Option Grants.....................................17

         7.3      Option Price.............................................17

         7.4      Option Period and Exercisability.........................17

         7.5      Termination of Directorship..............................18

         7.6      Adjustments..............................................18

         7.7      Acceleration Upon a Change in Control Event..............18

VIII.    DEFINITIONS.......................................................18

         8.1      Definitions..............................................18

                                  I.     THE PLAN

1.1      Purpose

         The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with Awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article VII. "Corporation" means International Game Technology, a Nevada corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VIII.

1.2      Administration and Authorization; Power and Procedure

(a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

  (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive any Awards;

  (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such individuals, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

  (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or as among Participants);

  (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

  (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.6;

  (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

  (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, Non-Employee Directors shall be eligible for the Nonqualified Stock Option grants contemplated by Article VII and the provisions of Article VII shall be automatic and, to the maximum extent possible, self-effectuating.

(c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to a third-party administrator or to individuals who are officers or employees of the Company.

1.3      Participation

         Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive the Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article VII but shall not be eligible for any other Awards under this Plan.

1.4      Shares Available for Awards; Share Limits

         Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration. Subject to adjustment as provided in or pursuant to this Section 1.4 or Section 6.2:

(a) Aggregate Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan, other than Nonqualified Stock Options granted to Non-Employee Directors pursuant to Article VII, shall not exceed 3,700,000 shares of Common Stock. The maximum number of shares of Common Stock that may be delivered pursuant to all Nonqualified Stock Options granted to Non-Employee Directors pursuant to Article VII shall not exceed 300,000 shares of Common Stock.

(b) Individual Limits. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that are granted under this Plan during any fiscal year to any individual shall not exceed 1,000,000 shares. Additional limits are in Section 5.2(c).

(c) Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Options intended as Incentive Stock Options granted under this Plan shall not exceed 3,700,000.

(d) Restricted Stock and Stock Bonus Limit. The maximum number of shares of Common Stock that may be delivered under this Plan in respect of time-based Restricted Stock Awards and Stock Bonuses granted for nominal or no consideration other than the amount of the par value thereof shall not exceed 370,000 shares in the aggregate. The limit in the foregoing sentence shall not apply to shares delivered in respect of compensation earned but deferred.

(e) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the applicable limit under Section 1.4(a) or other any other limit set forth above in this Section 1.4. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares (including, without limitation, any shares which have been exchanged by a Participant as full or partial payment to the Company in connection with any Award under this Plan as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to an Award), shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan and shall not count against the applicable limit under Section 1.4(a) or any other limit set forth above in this Section 1.4. In instances where a Stock Appreciation Right or other Award is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement shall not be counted against the shares available for issuance under this Plan. The payment of cash dividends and dividend equivalents in conjunction with outstanding Awards shall not be counted against the shares available for issuance under this Plan. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the shares available for issuance under this Plan.

(f) Section 162(m). Adjustments to the share limit set forth in Section 1.4(a) as well as the other limits set forth above are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

1.5      Grant of Awards

Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6      Award Period

         Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

1.7      Limitations on Exercise and Vesting of Awards

(a) Exercise. Unless the Committee expressly provides otherwise, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 7.3, as the case may be.

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8      Acceptance of Notes to Finance Exercise

         The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

(a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

(b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

(c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

(d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

(e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

(f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

1.9      No Transferability

(a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

(b) Exceptions. The Committee may permit Awards to be exercised by certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

(c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

  (i)    transfers to the Corporation,

  (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

  (iii)  transfers pursuant to a QDRO if approved or ratified by the Committee,

  (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

  (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

(d) Limitations on Incentive Stock Options and Restricted Stock Awards. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

                               II. EMPLOYEE OPTIONS

2.1      Grants

         One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

2.2      Option Price

(a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but in no case shall such purchase price be less than 100% (110% in the case of an Option intended as an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the Award Date.

(b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. Any shares of Common Stock used to satisfy the exercise price of an Option that were initially acquired upon exercise of a stock option must have been owned by the Participant for at least six months prior to such use.

In addition to the payment methods described above, the Committee may, in its discretion, provide that an Option can be exercised in accordance with such cashless exercise procedures as the Committee may adopt in the circumstances.

2.3      Limitations on Grant and Terms of Incentive Stock Options

(a) $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were optioned. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

(b) Option Period. Each Incentive Stock Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

2.4      Limits on 10% Holders

         No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5      Cancellation and Regrant/Waiver of Restrictions; No Repricings

         Subject to Section 1.4 and Section 6.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment or other action shall constitute or result in a repricing (as determined in accordance with United States generally accepted accounting principles then in effect) of an outstanding Option without stockholder approval of such amendment or other action.


                         III. STOCK APPRECIATION RIGHTS

3.1      Grants

         In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Employee either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2      Exercise of Stock Appreciation Rights

(a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

(b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of shares of Common Stock delivered shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

(c) Stand-Alone Stock Appreciation Rights. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement.

3.3      Payment

(a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

  (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

  (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

(b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

3.4      Limited Stock Appreciation Rights

         The Committee may grant to any Eligible Employee Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

                          IV. RESTRICTED STOCK AWARDS

4.1      Grants

(a) Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law), the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions (which may be based on performance criteria, the passage of time or such other facts as the Committee may provide or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than 12 months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the

Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

(b) Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Employee a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Employee to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

(c) Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit restricted stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

4.2      Restrictions

(a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award and rights in respect to Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares (or units in the case of a Stock Unit Award) have lapsed and the shares have become vested (or amounts paid in respect of the Stock Units).

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting. Restricted Stock Awards and Stock Unit Awards may include dividend equivalent rights to the extent authorized by the Committee.

(c) Cash Payments. If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares or Stock Units which cease to be eligible for vesting.

4.3      Return to the Corporation

Unless the Committee otherwise expressly provides, restricted shares or Stock Units that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, in such manner and on such terms as the Committee shall therein provide.

                 V. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1      Grants of Performance Share Awards

         The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

5.2      Special Performance-Based Share Awards

         Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation on a consolidated, segment, subsidiary, division or unit basis, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of
Section 5.3(a) in order for such Award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code.

(a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be key employees (including officers) of the Company.

(b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

(c) Maximum Performance-Based Award. Notwithstanding any other provision of this Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying Stock Appreciation Rights which shall be subject to the limit set forth in Section 1.4(b)) that are granted to any one Participant in any one fiscal year shall not exceed 1,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any fiscal year as Performance-Based Awards shall not exceed $3,000,000.

(d) Committee Certification. Before any Performance-Based Award under this
Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

(e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under
Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

5.3      Grants of Stock Bonuses

         The Committee may grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4      Deferred Payments

         The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such

Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

                              VI. OTHER PROVISIONS

6.1      Rights of Eligible Employees, Participants and Beneficiaries

(a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Employee or to Eligible Employees generally.

(b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2      Adjustments; Acceleration

(a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

                  (1) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards,
         (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any outstanding Awards, or

                  (2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise or strike price of the Award. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

(b) Acceleration of Awards Upon Change in Control. As to any Eligible Employee, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock and Stock Units shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 3.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to acceleration does not occur.

(c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) or Section 7.7 but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in Section 6.2(a) that results in a Change in Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Board or the Committee through a plan or reorganization or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

(d) Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

6.3      Effect of Termination of Employment

(a) General. The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

(b) Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to Section 6.12 and the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, Stock Unit Award or other Award, to the extent such Award has not vested as of the termination of the Participant's employment shall terminate on the date the Participant ceases to be employed by the Company without further payment or benefit of any kind; and any Option theretofore outstanding shall terminate.

(c) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.4      Compliance with Laws

         This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock, the acceptance or promissory notes and/or payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5      Tax Withholding

(a) Cash or Shares. Upon any exercise, vesting or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In the event shares are withholding to satisfy tax withholding obligations, in no event shall the number of shares withheld exceed the number required to satisfy the minimum required withholding.

(b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

6.6      Plan Amendment, Termination and Suspension

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Without limiting the generality of the foregoing, the Board may, at any time, amend any or all of the provisions of Article VII relating to Nonqualified Stock Option grants to Non-Employee Directors. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

(b) Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

(c) Amendment to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

6.7      Privileges of Stock Ownership

         Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

6.8      Effective Date of the Plan

         The effective date of this Plan shall be the date that it is first approved by the Board (the "Effective Date").

6.9      Term of the Plan

         No Award shall be granted after the close of business on the day before the tenth anniversary of the Effective Date of this Plan (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

6.10     Governing Law; Construction; Severability

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

                  (1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

                  (2) Section 162(m). It is the further intent of the Corporation that (to the extent the Corporation or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

6.11     Captions

         Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.


6.12     Effect of Change of Subsidiary, Division, or Unit Status

         For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company. A termination of employment shall also be deemed to occur if an employee is employed in a Company division or business unit and, in connection with the sale, spin-off or other divestiture of that division or unit, the employee's employment is terminated and the employee does not otherwise continue as an employee of the Company. In the event of a sale, spin-off, or other divestiture of a Subsidiary, Company division or business unit, each employee who incurs a termination of employment in connection therewith (as determined by the Committee in its sole discretion) in accordance with either of the two preceding sentences shall be deemed to have been fully vested in his or her Awards immediately prior to such termination.

6.13     Non-Exclusivity of Plan

         Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                       VII. NON-EMPLOYEE DIRECTOR OPTIONS

7.1      Participation

         Options under this Article VII shall be made only to Non-Employee Directors.

7.2      Annual Option Grants

(a) Time of Initial Grant. After approval of this Plan by the stockholders of the Corporation, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board of Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 10,000 shares.

(b) Subsequent Annual Options. In each calendar year during the term of this Plan, commencing in 2003, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 6,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election).

(c) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4 shall be prorated within such limitation.

7.3      Option Price

         The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

7.4      Option Period and Exercisability

         Each Option granted under this Article VII and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall become exercisable at the rate of 33-1/3% per year as follows:

(a) the first installment shall vest on the earlier of (i) the first anniversary of the applicable Award Date or (ii) the Corporation's annual meeting of stockholders that occurs in the year following the year in which the Award Date occurs;

(b) the second installment shall vest on the earlier of (i) the second anniversary of the applicable Award Date or (ii) the Corporation's annual meeting of stockholders that occurs in the second year following the year in which the Award Date occurs;

(c) the third installment shall vest on the earlier of (i) the third anniversary of the applicable Award Date or (ii) the Corporation's annual meeting of stockholders that occurs in the third year following the year in which the Award Date occurs.

7.5      Termination of Directorship

         If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised within a period of thirty (30) days after the date of such termination or until the expiration of the stated term, whichever first occurs.

7.6      Adjustments

         Options granted under this Article VII shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's action in respect thereof satisfy applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation (or, if stockholder approval of such agreement is not required, by the Board), and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

7.7      Acceleration Upon a Change in Control Event

         Upon the occurrence of a Change in Control Event, each Option granted under Section 7.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article VII is not exercised prior to
(i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 7.6 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

                               VIII. DEFINITIONS

8.1      Definitions

(a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, Cash-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

(b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

(c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

(d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of the descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

(f) "Board" shall mean the Board of Directors of the Corporation.

(g) "Cash-Based Awards" shall mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

(h) "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

  (i)    "Change in Control Event" shall mean any of the following:

                           (1) The dissolution or liquidation of the Corporation
                  (other than in the context of a transaction that does not constitute a Change in Control event under clause (2) below);

                           (2) Consummation of a merger, consolidation, or other
                  reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets to, one or more entities that are not Subsidiaries (a "Business Combination"), as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity or a parent ("Successor Entity") thereof immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before the Business Combination (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

                           (3) Any "person" (as such term is used in Section
                  13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than (i) an acquisition directly from the Company, (ii) an acquisition by the Company, or (iii) an acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

                           (4) During any period not longer than two consecutive
                  years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least a majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(j) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(k) "Commission" shall mean the Securities and Exchange Commission.

(l) "Committee" shall mean the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

(m) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(n) "Company" shall mean, collectively, the Corporation and its domestic or foreign Subsidiaries or divisions.

(o)  "Corporation"   shall  mean   International   Game  Technology,   a  Nevada
corporation, and its successors.

(p) "Eligible Employee" shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company.

(q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

(r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

(s) "Fair Market Value" or any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information, (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization, or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

(t) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

(u) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

(v) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

(w) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

(x) "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan or a Non-Employee Director who has received a Nonqualified Stock Option under Article VII.

(y) "Performance-Based Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(z) "Performance Goals" shall mean earnings per share, or Cash Flow, or total stockholder return, or revenue growth, or operating income, or net earnings (before or after interest, taxes, depreciation and/or amortization), or return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof.

(aa) "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

(bb) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(cc) "Plan" shall mean this 2002 Stock Incentive Plan.

(dd) "QDRO" shall mean a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

(ee) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

(ff) "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(gg) "Retirement" shall mean retirement with the consent of the Company, or in the case of a Non-Employee Director, a retirement or resignation as a director after at least eight years service as a director.

(hh) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

(ii) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

(jj) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

(kk) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

(ll) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

(mm) "Stock Unit" shall mean a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

(nn) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

(oo) "Total Disability" shall mean a "permanent and total disability within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

MAP TO SITE OF ANNUAL MEETING - OMITTED

                                            FORM OF PROXY



             INTERNATIONAL                                                VOTE BY TELEPHONE OR INTERNET
                 GAME                                                     24 HOURS A DAY, 7 DAYS A WEEK
               TECHNOLOGY

               TELEPHONE                                      INTERNET                                     MAIL
            1-866-593-3362                            http://proxyvotenow.com
         (Toll-free number is
          available in the
         U.S. and Canada only)
Use any touch-tone telephone to vote       OR     Use the Internet to vote your      OR       Mark, sign and date your proxy
your proxy.  Have your proxy card in              proxy.  Have your proxy card in             card and return it in the
hand when you call.  You will be                  hand when you access the                    postage-paid envelope we have
prompted to enter your control number,            website.  You will be prompted              provided.
located in the box below, and then                to enter your control number,
follow the simple directions.                     located in the box below, to
                                                  create an Electronic ballot.


Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card. If you have submitted your proxy by telephone or the internet, there is no need for you to mail back your proxy.

|_| (Please sign, date and return this           |X|  Votes must be indicated by
    proxy card in the enclosed envelope)              (x) in Black or Blue ink.

    The Board of Directors recommends a vote "FOR ALL" of the nominees listed below and "FOR" approval of the International Game Technology 2002 Stock
                                Incentive Plan:

1.  Election of Directors

          FOR ALL |_|          WITHHOLD FOR ALL |_|          EXCEPTIONS |_|

Nominees:   01 - G. Thomas Baker, 02 - Robert A. Bittman, 03 - Richard R. Burt,
            04 - Wilbur K. Keating, 05 - Thomas J. Matthews,
            06 - Charles N. Mathewson, 07 - Robert Miller,
            08 - Frederick B. Rentschler
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

2.       Approval of the International Game Technology 2002 Stock Incentive Plan

           FOR |_|              AGAINST |_|                ABSTAIN |_|

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, conservators, custodians, guardians or corporate officers should give full title.


Stockholder sign here                                         Date
------------------------------------------------ -----------------------

------------------------------------------------ -----------------------

Co-Owner sign here
------------------------------------------------------------------------

------------------------------------------------------------------------

                          INTERNATIONAL GAME TECHNOLOGY
                                    P R O X Y
                  ANNUAL MEETING OF STOCKHOLDERS, March 4, 2002


     The undersigned hereby appoints Charles N. Mathewson, G. Thomas Baker and Sara Beth Brown, and each of them, the proxies and attorneys-in-fact of the undersigned, with full power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of International Game Technology to be held March 4, 2002 at 1:30 P.M., local time, at the Green Valley Ranch Station Casino, Estancia Ballroom, 2300 Paseo Verde, Henderson, Nevada, and any and all adjournments thereof, and to vote there at the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present, as specified on the reverse side:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED IN FAVOR OF THE PROPOSALS.

(Continued, and to be signed and dated, on the reverse side.)


I plan to attend the meeting.       |_|         International Game Technology
                                                P.O. Box 11036
                                                New York, N.Y. 10203-0036
To change your address, please
mark this box.                      |_|